Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of November 29, 2006, between InfoLogix, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed on Schedule A to this Agreement (each, an “Investor” and collectively, the “Investors”).

R E C I T A L S

WHEREAS, the Company and the Investors are parties to the Subscription Agreement dated as of                              , pursuant to the Private Placement Memorandum (as defined in Section 1.1(e) below) (the “Subscription Agreement”);

WHEREAS, the Investors’ obligations under the Subscription Agreement are conditioned upon certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) as described in the Subscription Agreement; and

WHEREAS, the Investors and the Company desire to provide for the rights of registration under the Securities Act as are provided in this Agreement upon the execution and delivery of this Agreement by the Investors and the Company.

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth in this Agreement, the parties to this Agreement hereby agree as follows:

ARTICLE 1.
REGISTRATION RIGHTS.

1.1                                 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)                                  “Common Stock” means the Company’s common stock, par value $0.00001 per share.

(b)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c)                                  “Filing Date” means, with respect to the Registration Statement required to be filed hereunder, a date no later than 90 days following the date of this Agreement.

(d)                                 “Investor” means any person owning Registrable Securities.

(e)                                  “Private Placement Memorandum” means the Company’s Confidential Private Placement Memorandum, dated as of October 17, 2006, for the offering of up to 7,500,000 shares of Common Stock at a purchase price of $2.00 per share.

(f)                                    The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g)                                 “Registrable Securities” means any of the Shares or a dividend or other distribution with respect to, or in exchange therefor, or in replacement thereof; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Section 1 were not assigned.

(h)                                 “Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(i)                                     “SEC” means the United States Securities and Exchange Commission.

(j)                                     “Shares” means the shares of the Common Stock issued pursuant to the Subscription Agreement.

1.2                                 Company Registration.

(a)                                    On or prior to the Filing Date the Company shall prepare and file with the SEC a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 or Form S-3, such registration shall be on another appropriate form in accordance  herewith).

(b)                                 The Company shall cause the Registration Statement to become effective and remain effective as provided in this Agreement.  The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof.  The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of (i) twelve months after the date of the first issuance of the Shares pursuant to the Subscription Agreement, (ii) when all Registrable Securities have been sold, or (iii) when all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Investors.

(c)                                  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Investor, including (without limitation) all federal and state registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Investors.

1.3                                   Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                     Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Investors of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period which shall end the earlier of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k);

(b)                                 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c)                                  Furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them; provided, that the Company would not be required to print such prospectuses if readily available to Investors from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov;

(d)                                 Use its commercially reasonable efforts to register and qualify the securities covered by such registration  statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general  consent to service of process in any such  states or jurisdictions;

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f)                                    Notify each Investor of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated tin this Agreement or necessary to make the statements tin this Agreement not misleading in the light of the circumstances then existing;

(g)                                 Cause all such Registrable Securities registered pursuant to this Section 1 to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and

(h)                                 Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.4                                 Furnish Information. It shall be a condition precedent to the Company’s obligations to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Investor that such Investor shall furnish to the Company such information regarding such Investor, the Registrable Securities held by such Investor, and the intended method of disposition of such securities as shall be required by the Company or the managing underwriters, if any, to effect the registration of such Investor’s Registrable Securities.

1.5                                 Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.6                                 Indemnification.

(a)                                  To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained tin this Agreement or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated tin this Agreement, or necessary to make the statements tin this Agreement not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.7(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person.

(b)                                 To the extent permitted by law, each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld); provided, however, that in no event shall any indemnity under this Section 1.6(b) exceed the gross proceeds from the offering received by such Investor.

(c)                                  Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d)                                 If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to tin this Agreement, then the indemnifying party in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Investor be required to contribute an amount in excess of the gross proceeds from the offering received by such Investor.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

(f)                                    The obligations of the Company and Investors under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.7                                 Reports under Securities Exchange Act. With a view to making available the benefits of certain rules and regulations of the SEC, including Rule 144, that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form SB-2 or Form S-3, the Company agrees to:

(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b)                                 take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Investors to utilize Form SB-2 or Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)                                  file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)                                 furnish to any Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 calendar days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form SB-2 or Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.8                                 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned, but only with all related obligations, by a Investor to a transferee or assignee who (a) acquires at least 100,000 shares (subject to appropriate adjustment for stock splits, stock dividends and combinations) of Registrable Securities from such transferring Investor in compliance with all applicable securities laws or (b) holds Registrable Securities immediately prior to such transfer or assignment; provided, that such transfer or assignment is in compliance with all applicable securities laws, and, provided further, that in the case of (a), (ii) prior to such transfer or assignment, the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.9 and (iii) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

1.9                                 “Market Standoff” Agreement. Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to an underwritten public offering by the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed the earlier of (i) 180 calendar days or (ii) twelve months after the date of the first issuance of the Shares pursuant to the Subscription Agreement) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise.  The foregoing covenants shall apply only to the Company’s initial underwritten public offering of equity securities, shall not apply to the sale of any shares by a Investor to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Investors if all the Company’s executive officers, directors and greater than 5% stockholders enter into similar agreements. Each Investor agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing underwriters at the time of the initial underwritten public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above.  The underwriters in connection with the Company’s initial underwritten public offering are intended third party beneficiaries of the covenants in this Section 1.9 and shall have the right, power and authority to enforce such covenants as though they were a party to this Agreement.

ARTICLE 2.
LEGEND.

2.1                                 Stock Certificates. Each certificate representing the shares of Common Stock held by the Investors shall be endorsed with the following legend (the “Legend”):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE CORPORATION’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

2.2                                 Removal of Legend. The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, re-issuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate theretofore represented by a certificate carrying the Legend.

ARTICLE 3.
MISCELLANEOUS.

3.1                                 Confidentiality. Each Investor receiving any non-public information of the Company hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; provided, however, that notwithstanding the foregoing, an Investor may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company’s business in an Investor’s reports to its affiliates.

3.2                                 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware, without regard to conflict of laws rules.

3.3                                 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Investors holding at least a majority of the Registrable Securities then outstanding (the “Majority Investors”).  Notwithstanding the foregoing, additional parties may be added as Investors under this Agreement with the written consent of the Company and the Majority Investors. No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities.  Any termination, amendment or waiver effected in accordance with this Section 3.3 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

3.4                                 Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

3.5                                 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement.

3.6                                 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Investor, at such Investor’s address, facsimile number or electronic mail address set forth in the Company’s records, or at such other address, facsimile number or electronic mail address as such Investor may designate by ten days’ advance written notice to the other parties to this Agreement or (b) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of the Chief Executive Officer, or at such other address, facsimile number or electronic mail address as the Company may designate by ten days’ advance written notice to the other parties to this Agreement. All such notices and other communications shall be effective or deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

3.7                                 Interpretation. The words “include,” “includes” and “including” when used in this Agreement shall be deemed in each case to be followed by the words “without limitation.” The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

3.8                                 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

3.9                                 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

3.10                           Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party to this Agreement, all parties to this Agreement agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

INFOLOGIX, INC.

By:
Name:
Title:

Address:

101 E. County Line Road
Suite 210
Hatboro, PA 19040
Telephone: (215) 604-0691

Investor:

By:
Name:
Title:

Address:

Telephone:

Facsimile:

E-mail address:

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